Securities Act of 1933 Registration No. 002-77169

Investment Company Act of 1940 Registration No. 811-03455

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☐ Pre-Effective Amendment No.  ______

☒ Post-Effective Amendment No.   69

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

☒ Amendment No.   69

North Carolina Capital Management Trust

 (Exact Name of Registrant as Specified in Charter)

245 Summer Street, Boston, Massachusetts 02210

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number: 617-563-7000

William C. Coffey, Secretary

245 Summer Street

Boston, Massachusetts 02210

(Name and Address of Agent for Service)

It is proposed that this filing will become effective on August 29, 2019 pursuant to paragraph (b) of Rule 485 at 12:01 a.m. Eastern Time.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.

To learn more about Government Portfolio and Term Portfolio (each a fund or collectively the funds) and their investments, you can obtain a copy of each fund's most recent financial report and portfolio listing or read the statement of additional information (SAI) dated August 29, 2019, attached to this prospectus. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, or for information or assistance in opening an account, please call Capital Management of the Carolinas, L.L.C. (CMC) in Charlotte, North Carolina at:

• Toll-free   1-800-222-3232

• or locally   1-704-377-3535

Investments in Government Portfolio are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that Government Portfolio will maintain a stable $1.00 share price.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The North Carolina Capital Management Trust:

Government Portfolio (NCCTX)

Term Portfolio (XAOHX)

Government Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and to maintain a constant net asset value of $1.00 per share.

Term Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of capital by investing in obligations of the U.S. Government and agencies and instrumentalities of the U.S. Government, obligations of the State of North Carolina, bonds and notes of any North Carolina local government or public authority and in high grade money market instruments.

Prospectus

August 29, 2019

Contents
Fund Summary	Government Portfolio
Term Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Account Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
The Statute and the Code
Additional Index Information

Fund Summary

Fund:
Government Portfolio

Investment Objective

The fund seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity and to maintain a constant net asset value of $1.00 per share.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee (net rate retained by FMR after payment of 12b-1 fees to the distributor)	0.16%
Distribution and/or Service (12b-1) fees	0.07%
Other expenses	0.00%
Total annual operating expenses	0.23%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$24
3 years	$74
5 years	$130
10 years	$293

Principal Investment Strategies
  Normally investing at least 99.5% of total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities), as permitted by North Carolina General Statute 159-30, as amended (the Statute) and 20 North Carolina Administrative Code 3.0703, as amended (the Code).
  Investing in U.S. Government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, liquidity, and diversification of investments.

In addition, the fund normally invests at least 80% of its assets in U.S. Government securities and repurchase agreements for those securities.

Principal Investment Risks
  Interest Rate Changes.  Interest rate increases can cause the price of a money market security to decrease.
  Issuer-Specific Changes.  A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Fidelity Investments and its affiliates, the fund’s sponsor, have no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The fund will not impose a fee upon the sale of your shares, nor temporarily suspend your ability to sell shares if the fund's weekly liquid assets fall below 30% of its total assets because of market conditions or other factors.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year. Past performance is not an indication of future performance.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	0.53%	December 31, 2018
Lowest Quarter Return	0.00%	March 31, 2014
Year-to-Date Return	1.13%	June 30, 2019

Average Annual Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Government Portfolio	1.72%	0.57%	0.37%

Investment Adviser

Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.

Purchase and Sale of Shares

Shares are offered exclusively to the following entities of the State of North Carolina: local governments and public authorities, as those terms are defined in North Carolina General Statute 159-7, and school administrative units, local ABC boards, community colleges, public hospitals, or housing authorities (collectively, "investors"). You may buy or sell shares in various ways:

Internet

institutional.fidelity.com/nccmtnet (only for existing participants who have signed up for NCCMTNet)

Phone

To contact Capital Management of the Carolinas, L.L.C. (CMC) 1-800-222-3232 (toll-free) or 1-704-377-3535 (locally)

Mail

The North Carolina Capital Management Trust c/o Capital Management of the Carolinas, L.L.C. 1520 South Boulevard, Suite 230 Charlotte, NC 28203

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day that each of the Federal Reserve Bank of Richmond (Richmond Fed), Wells Fargo Bank (Wells Fargo) (the fund's custodian), and the New York Stock Exchange (NYSE) are open, unless following such schedule would cause the fund to be closed for two consecutive business days, in which case the fund will be open for business each day that the Richmond Fed and Wells Fargo are open for business. The fund also may be open for business on other days if the Richmond Fed and Wells Fargo are open.

There is no purchase minimum for fund shares.

Tax Information

Most investors in the fund will be tax-exempt entities. Taxable and tax-exempt investors who must account for income and gains that may result from certain shareholder transactions should be aware that distributions they receive from the fund are subject to federal income tax as ordinary income, except to the extent designated as capital gains, and may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser pays CMC, through Fidelity Distributors Corporation (FDC), for the sale of fund shares and related services. This payment may create a conflict of interest by influencing CMC and your investment professional to recommend the fund over another investment. Ask your investment professional for more information.

Fund Summary

Fund:
Term Portfolio

Investment Objective

The fund seeks to obtain as high a level of current income as is consistent with the preservation of capital.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee (net rate retained by FMR after payment of 12b-1 fees to the distributor)	0.16%
Distribution and/or Service (12b-1) fees	0.08%
Other expenses	0.00%
Total annual operating expenses	0.24%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$25
3 years	$77
5 years	$135
10 years	$306

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing in obligations of the U.S. Government, its agencies or instrumentalities, obligations fully guaranteed by the U.S. Government, or obligations of the State of North Carolina, bonds and notes of any North Carolina local government or public authority, and high-grade money market instruments, as permitted pursuant to North Carolina General Statute 159-30, as amended (the Statute) and 20 North Carolina Administrative Code 3.0703, as amended (the Code).
  Investing in securities rated in the three highest categories by at least one nationally recognized rating service, or, if unrated, determined to be of equivalent quality.
  Managing the fund to have similar overall interest rate risk to the Bloomberg Barclays U.S. 3-6 Month Treasury Bill Index.
  Allocating assets across different market sectors and maturities.
  Investing more than 25% of total assets in the financial services industries.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.

Principal Investment Risks
  Interest Rate Changes.  Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.  Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Financial Services Concentration.  Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations.
  Prepayment.  The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Prior to November 1, 2010, the fund operated under certain different investment policies and, prior to August 1, 2011, compared its performance to a different benchmark. The fund's historical performance may not represent its current investment policies. Past performance is not an indication of future performance.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	0.59%	December 31, 2018
Lowest Quarter Return	(0.06)%	March 31, 2011
Year-to-Date Return	1.21%	June 30, 2019

Average Annual Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Term Portfolio	2.01%	0.77%	0.56%
Bloomberg Barclays U.S. 3-6 Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	1.92%	0.69%	0.45%

Investment Adviser

Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Kevin Gaffney (co-manager) has managed the fund since January 2015.

Maura Walsh (co-manager) has managed the fund since March 2017.

Purchase and Sale of Shares

Shares are offered exclusively to the following entities of the State of North Carolina: local governments and public authorities, as those terms are defined in North Carolina General Statute 159-7, and school administrative units, local ABC boards, community colleges, public hospitals, or housing authorities (collectively, "investors"). In addition, shares of Term Portfolio are available only to investors with a new or existing account in Government Portfolio. You may buy or sell shares in various ways:

Internet

institutional.fidelity.com/nccmtnet (only for existing participants who have signed up for NCCMTNet)

Phone

To contact Capital Management of the Carolinas, L.L.C. (CMC) 1-800-222-3232 (toll-free) or 1-704-377-3535 (locally)

Mail

The North Carolina Capital Management Trust c/o Capital Management of the Carolinas, L.L.C. 1520 South Boulevard, Suite 230 Charlotte, NC 28203

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day that each of the Federal Reserve Bank of Richmond (Richmond Fed), Wells Fargo Bank (Wells Fargo) (the fund's custodian), and the New York Stock Exchange (NYSE) are open, unless following such schedule would cause the fund to be closed for two consecutive business days, in which case the fund will be open for business each day that the Richmond Fed and Wells Fargo are open for business. The fund also may be open for business on other days if the Richmond Fed and Wells Fargo are open.

There is no purchase minimum for fund shares.

Tax Information

Most investors in the fund will be tax-exempt entities. Taxable and tax-exempt investors who must account for income and gains that may result from certain shareholder transactions should be aware that distributions they receive from the fund are subject to federal income tax as ordinary income, except to the extent designated as capital gains, and may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser pays CMC, through Fidelity Distributors Corporation (FDC), for the sale of fund shares and related services. This payment may create a conflict of interest by influencing CMC and your investment professional to recommend the fund over another investment. Ask your investment professional for more information.

Fund Basics

Investment Details

Investment Objective

Government Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity and to maintain a constant net asset value of $1.00 per share.

Principal Investment Strategies

The Adviser normally invests at least 99.5% of the fund's total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities), as permitted by the Statute and the Code. More detail regarding the provisions of the Statute and the Code is included in the Appendix. Certain issuers of U.S. Government securities are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.

In buying and selling securities for the fund, the Adviser complies with industry-standard regulatory requirements for money market funds regarding the quality, maturity, liquidity, and diversification of the fund's investments. The Adviser stresses maintaining a stable $1.00 share price, liquidity, and income.

In addition, the Adviser normally invests at least 80% of the fund's assets in U.S. Government securities and repurchase agreements for those securities.

Investment Objective

Term Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of capital.

Principal Investment Strategies

The Adviser normally invests the fund's assets in obligations of the U.S. Government, its agencies or instrumentalities, obligations fully guaranteed by the U.S. Government, or obligations of the State of North Carolina, bonds and notes of any North Carolina local government or public authority, and high-grade money market instruments, as permitted pursuant to the Statute and the Code. More detail regarding the provisions of the Statute and the Code is included in the Appendix. The Adviser currently intends to invest the fund's assets in high-quality securities. Securities are "high-quality" if rated in the three highest categories by at least one nationally recognized rating service, or, if unrated, determined to be of equivalent quality by the Adviser.

The Adviser will invest more than 25% of the fund's total assets in the financial services industries.

The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

The Adviser manages the fund to have similar overall interest rate risk to the Bloomberg Barclays U.S. 3-6 Month Treasury Bill Index. However, under the current Code, the Adviser may invest the fund's assets in securities with maturities of up to seven years. As of June 30, 2019, the dollar-weighted average maturity of the fund was approximately 0.1 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

The Adviser allocates the fund's assets among different market sectors (for example U.S. Treasury or U.S. Government agency securities) and different maturities based on its view of the relative value of each sector or maturity.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities.

U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. Certain issuers of U.S. Government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Government securities include mortgage and other asset-backed securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. A repurchase agreement entered into by the fund may be collateralized by U.S. Government securities or cash. A repurchase agreement is collateralized fully if the collateral consists entirely of U.S. Government securities and cash items.

Principal Investment Risks

Many factors affect each fund's performance.

Government Portfolio's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease.

Term Portfolio's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. It is important to note that neither share price nor yield is guaranteed by the U.S. Government. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in a fund.

The following factors can significantly affect a fund's performance:

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Foreign Exposure. Foreign securities, securities issued by U.S. entities with substantial foreign operations, and entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Financial Services Concentration. Financial services companies are highly dependent on the supply of short-term financing and can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad. These events can significantly affect the price of issuers’ securities as well as their ability to make payments of principal or interest or otherwise meet obligations on securities or instruments for which they serve as guarantors or counterparties.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value.

In response to market, economic, political, or other conditions, Term Portfolio may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

In response to market, economic, political, or other conditions, Government Portfolio may temporarily use a different investment strategy (including leaving a significant portion of the fund's assets uninvested) for defensive purposes. Uninvested assets do not earn income for a fund, which may have a significant negative impact on the fund's yield and may prevent the fund from achieving its investment objective.

Government Portfolio will not impose a fee upon the sale of your shares, nor temporarily suspend your ability to sell shares if the fund's weekly liquid assets fall below 30% of its total assets because of market conditions or other factors.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Government Portfolio, the original Portfolio of the trust, seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and to maintain a constant net asset value of $1.00 per share. Government Portfolio seeks to achieve this objective by investing only in instruments that are authorized for investment by units of local government as specified in North Carolina General Statute 159-30, as amended, and 20 North Carolina Administrative Code 3.0703, as amended. Government Portfolio will use its best efforts to maintain a constant net asset value of $1.00 per share.

Term Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of capital by investing in obligations of the U.S. government and agencies and instrumentalities of the U.S. government, obligations of the State of North Carolina, bonds and notes of any North Carolina local government or public authority and in high grade money market instruments. Term Portfolio seeks to achieve its objective by normally investing only in obligations of the United States, its agencies or instrumentalities, or obligations fully guaranteed by the U.S. government, in obligations of the State of North Carolina and bonds and notes of any North Carolina local government or public authority, and in high grade money market instruments, as permitted pursuant to North Carolina General Statute 159-30, as amended and 20 North Carolina Administrative Code 3.0703, as amended.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Government Portfolio normally invests at least 99.5% of total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities) and at least 80% of the fund's assets in U.S. Government securities and repurchase agreements for those securities.

Valuing Shares

Each fund is open for business each day that each of the Federal Reserve Bank of Richmond (Richmond Fed), Wells Fargo (the funds' custodian), and the NYSE are open, unless following such schedule would cause the funds to be closed for two consecutive business days, in which case, each fund will be open for business each day that the Richmond Fed and Wells Fargo are open for business. Each fund also may be open for business on other days if the Richmond Fed and Wells Fargo are open.

The NAV is the value of a single share. NAV is normally calculated each business day as of 4:00 p.m. Eastern time. Each fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and a fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

The following holiday closings will be observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. Although the Adviser expects the same holiday schedule to be observed in the future, the Richmond Fed, Wells Fargo, or the NYSE may modify its holiday schedule at any time.

To the extent that a fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Government Portfolio. The fund's assets are valued on the basis of amortized cost.

Term Portfolio. The fund's assets are valued primarily on the basis of market quotations or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Ways to Invest

Certain methods of buying and selling shares, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). You should consider other methods of contacting CMC, such as sending a facsimile to 1-704-332-4151 or a telegram to CMC.

Frequent Purchases and Redemptions

A fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

FMR anticipates that shareholders will purchase and sell shares of each fund frequently because each fund is designed to offer investors a liquid cash option. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and each fund accommodates frequent trading.

A fund has no limit on purchase or exchange transactions but may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of that fund or otherwise not be in the fund's interests. For these purposes, the Adviser may consider an investor's trading history in that fund or other funds, and accounts under common ownership or control.

Each fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus.

Buying Shares

Eligibility

Shares of Government Portfolio and Term Portfolio are offered exclusively to the following entities of the State of North Carolina: local governments and public authorities, as those terms are defined in North Carolina General Statute 159-7, and school administrative units, local ABC boards, community colleges, public hospitals, or housing authorities (collectively, "investors"). Each fund offers an economical and convenient vehicle for investment of available cash by investors.

In addition, shares of Term Portfolio are available only to investors with a new or existing account in Government Portfolio.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

Each fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently, including, if applicable, periods when redemptions are suspended.

When you place an order to buy shares, note the following:

  You are advised to place your trades as early in the day as possible and to provide CMC with advance notice of large purchases.
  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  CMC does not accept cash.
  CMC reserves the right to limit the number of checks processed at one time.
  Checks received by Wells Fargo after 2:00 p.m. Eastern time are not considered received in proper form until the next business day.
  If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a fund or the transfer agent has incurred.
  If you do not notify CMC of a wire order or if your wire order is not received in proper form by the close of business of the Federal Wire System on the day of purchase, your order will be canceled and you could be liable for any losses or fees a fund or the transfer agent has incurred.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Government Portfolio

	To Open an Account	To Add to an Account
Mail
  Send a completed, signed application to the following address:

The North Carolina Capital Management Trustc/o Capital Management of the Carolinas, L.L.C.1520 South Boulevard, Suite 230Charlotte, NC 28203

  Make your check payable to “NCCMT: Government Portfolio.” Indicate your account number and mail your check and a precoded fund investment slip, which will be supplied upon request when you open your account, to the following address:

The North Carolina Capital Management Trustc/o Capital Management of the Carolinas, L.L.C.1520 South Boulevard, Suite 230Charlotte, NC 28203

Phone	Not available.	Exchange from a Term Portfolio account with the same registration, including name and address. Call CMC toll-free at 1-800-222-3232 or locally at 1-704-377-3535 before 4:00 p.m. Eastern time.
In Person	Not available.	Bring your check and a precoded fund investment slip, which will be supplied upon request when you open your account, to any branch of Wells Fargo.
Wire	Not available.
  Obtain wire instructions by calling CMC toll-free at 1-800-222-3232 or locally at 1-704-377-3535.
  Purchase shares of Government Portfolio with federal funds, through the Automated Clearing House System (ACH), or through certain state transfer payment systems.
  For federal funds purchases, call CMC before 12:00 noon Eastern time on the day you send your federal funds wire.
  For ACH purchases, call CMC before 4:00 p.m. Eastern time on the business day before the ACH payment is to be deducted from your bank account.

Internet	Not available.
  Before placing your order, you should have completed an Electronic Services Agreement to obtain a personal logon identification number and password. Use your personal logon identification number and password to place all subsequent orders.
  Place your order to buy shares through the NCCMT website at institutional.fidelity.com/nccmtnet.
  For federal funds purchases, place your order to buy shares before 12:00 noon Eastern time on the day you send your federal funds wire.

Term Portfolio

	To Open an Account	To Add to an Account
Mail
  Send a completed, signed application to the following address:

The North Carolina Capital Management Trustc/o Capital Management of the Carolinas, L.L.C.1520 South Boulevard, Suite 230Charlotte, NC 28203

Not available.
Phone	Not available.	Exchange from a Government Portfolio account with the same registration, including name and address. Call CMC toll-free at 1-800-222-3232 or locally at 1-704-377-3535 before 4:00 p.m. Eastern time.
In Person	Not available.	Not available.
Wire	Not available.
  Obtain wire instructions by calling CMC toll-free at 1-800-222-3232 or locally at 1-704-377-3535.
  For federal funds purchases, call CMC before 4:00 p.m. Eastern time on the business day before you send your federal funds wire.

Internet	Not available.
  Before placing your order, you should have completed an Electronic Services Agreement to obtain a personal logon identification number and password. Use your personal logon identification number and password to place all subsequent orders.
  Place your order to buy shares through the NCCMT website at institutional.fidelity.com/nccmtnet.
  For federal funds purchases, place your order to buy shares before 4:00 p.m. Eastern time on the business day before you send your federal funds wire.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed on the same business day, provided your redemption wire request for Government Portfolio is received in proper form by CMC before 12:00 noon Eastern time, and all other redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.

Each fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

When you place an order to sell shares, note the following:

  You are advised to place your trades as early in the day as possible and to provide CMC with advance notice of large redemptions.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of a fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, the transfer agent will send a check to the record address.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

	Account	Special Requirements
Phone	All accounts
  Exchange to Government Portfolio from Term Portfolio, and vice versa, if both accounts are registered with the same name(s) and address.
  An authorized finance official (or his/her agent or designee) who has completed the account application may call CMC toll-free at 1-800-222-3232 or locally at 1-704-377-3535 before 4:00 p.m. Eastern time.

Mail	All accounts	The letter of instruction must be signed by an authorized finance official who has completed the account application.
Wire	All accounts
  You must sign up for the wire feature before using it. To verify that it is in place, call CMC toll-free at 1-800-222-3232 or locally at 1-704-377-3535.
  For federal funds redemptions, your redemption request must be received by CMC before 12:00 noon Eastern time for Government Portfolio for money to be wired on the same business day, or before 4:00 p.m. Eastern time for Government Portfolio or Term Portfolio for money to be wired on the next business day.

	Government Portfolio accounts	For ACH redemptions, your redemption request must be received by CMC before 4:00 p.m. Eastern time for payment to be received by your bank on the next business day.
Internet	All accounts
  Before placing your order, you should have completed an Electronic Services Agreement to obtain a personal logon identification number and password. Use your personal logon identification number and password to place all subsequent orders.
  Place your order to sell shares through the NCCMT web site at institutional.fidelity.com/nccmtnet.
  For federal funds redemptions, place your order to sell shares before 12:00 noon Eastern time for Government Portfolio for money to be wired on the same business day, or before 4:00 p.m. Eastern time for Term Portfolio for money to be wired on the next business day.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of Government Portfolio for shares of Term Portfolio, and vice versa.

However, you should note the following policies and restrictions governing exchanges:

  Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  Exchanges may have tax and/or accounting consequences for you.
  You may exchange only between accounts that are registered in the same name and address.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The funds may terminate or modify exchange privileges in the future.

Account Features and Policies

Features

Wire

To purchase and sell shares via the Federal Reserve Wire System.

  You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account, or call CMC toll-free at 1-800-222-3232 or locally at 1-704-377-3535, to add the feature after your account is opened. When designating a North Carolina bank to receive redemption proceeds, you should determine that the bank satisfies any legal requirement under North Carolina law prior to signing up for the wire feature.
  To change the bank account designated to receive redemption proceeds, or to add the wire feature on additional accounts, at any time prior to making a redemption request, you should send a letter of instruction signed by the authorized finance official to the following address:

The North Carolina Capital Management Trust
c/o Capital Management of the Carolinas, L.L.C.
1520 South Boulevard, Suite 230
Charlotte, NC 28203

  Call CMC toll-free at 1-800-222-3232 or locally at 1-704-377-3535 to verify that this feature is set up on your account.

Online Trading

To access and manage your account over the Internet at NCCMT's web site.

  For account balances and holdings;
  To review recent account history;
  For Government Portfolio and Term Portfolio trading; and
  To access research and analysis tools.

Policies

The following apply to you as a shareholder.

Statements and reports that the transfer agent sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

You may initiate many transactions by telephone or electronically. Government Portfolio shareholders may be permitted to enter orders electronically in advance of the trade date with proper authorization. Such orders will be considered to have been received in proper form prior to 12:00 noon Eastern time on the trade date specified in the order. Please call CMC at 1-800-222-3232 for additional information. Fidelity and CMC will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if they follow reasonable security procedures designed to verify the identity of the investor. Fidelity and CMC may request certain information for verification purposes, and Fidelity and CMC record all telephone calls for your protection. For transactions conducted through the Internet, you must use an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify CMC immediately of any discrepancies in your account activity.

When you sign your account application, you may be asked to certify that you are not subject to backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold an amount subject to the applicable backup withholding rate from your taxable distributions and redemptions.

You may also be asked to provide additional information in order for Fidelity and CMC to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

The transfer agent may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

Term Portfolio normally declares dividends daily and pays them monthly. Term Portfolio normally pays capital gain distributions in August and December.

Distributions from a money market fund consist primarily of dividends. A money market fund normally declares dividends daily and pays them monthly.

Earning Dividends

A fund processes purchase and redemption requests only on days it is open for business.

For Government Portfolio, shares purchased by a wire order prior to 12:00 noon Eastern time, with receipt of the wire in proper form by Wells Fargo before the close of the Federal Reserve Wire System on that day, generally begin to earn dividends on the day of purchase. Government Portfolio shares purchased by all other orders generally begin to earn dividends on the first business day following the day of purchase.

For Term Portfolio, shares generally begin to earn dividends on the first business day following the day of purchase.

For Government Portfolio, shares redeemed by a wire order prior to 12:00 noon Eastern time generally earn dividends through the day prior to the day of redemption. Government Portfolio shares redeemed by all other orders generally earn dividends until, but not including, the next business day following the day of redemption.

For Term Portfolio, shares generally earn dividends until, but not including, the next business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option.  Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Cash Option.  Any dividends and capital gain distributions will be paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the option you prefer is not listed on your account application, or if you want to change your current option, call CMC.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you.

Most investors in the funds will be "political subdivisions" of the State of North Carolina. Section 115(1) of the Internal Revenue Code, as amended (Internal Revenue Code), provides in part that gross income does not include income derived from the exercise of any essential governmental function and accruing to a state or any of its political subdivisions. The receipt of revenue from each fund for the benefit of a political subdivision investing in the fund may constitute an exercise of an essential governmental function. A portion of the earnings derived from funds that are subject to the arbitrage limitations or rebate requirements of the Internal Revenue Code may be required to be paid to the U.S. Treasury as computed in accordance with those requirements.

Although most investors in each fund will be tax-exempt entities, the information that follows pertains to taxable and tax-exempt investors who must account for income and gains that may result from certain shareholder transactions.

Taxes on Distributions

Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes. A portion of Government Portfolio’s dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements.

For federal tax purposes, certain of each fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of each fund's distributions, including distributions of long-term capital gains, if any, are taxable to you generally as capital gains. Because each fund's income is primarily derived from interest, dividends from each fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on Transactions

Your Term Portfolio fund redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is each fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2018, the Adviser had approximately $338.9 billion in discretionary assets under management, and approximately $2.42 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing each fund's investments and handling its business affairs.

Sub-Adviser(s)

FIMM, at 245 Summer Street, Boston, Massachusetts 02210, serves as a sub-adviser for each fund. FIMM has day-to-day responsibility for choosing investments for each fund.

FIMM is an affiliate of the Adviser. As of December 31, 2018, FIMM had approximately $868.5 billion in discretionary assets under management.

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for each fund. As of December 31, 2018, FMR UK had approximately $20.2 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for each fund. As of December 31, 2018, FMR H.K. had approximately $15.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for each fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Kevin Gaffney is co-manager of Term Portfolio, which he has managed since January 2015. Since joining Fidelity Investments in 1995, Mr. Gaffney has worked as a custody analyst, custody operations manager, trader, and portfolio manager.

Maura Walsh is co-manager of Term Portfolio, which she has managed since March 2017. She also manages other funds. Since joining Fidelity Investments in 1995, Ms. Walsh has worked as a trader and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s) of Term Portfolio.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the funds.

Advisory Fee(s)

Each fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The Adviser pays most other expenses of each fund.

Each fund's annual management fee rate is 0.275% of average net assets through $1.0 billion; 0.245% of average net assets in excess of $1.0 billion through $2.0 billion; 0.215% of average net assets in excess of $2.0 billion through $6.0 billion; 0.205% of average net assets in excess of $6.0 billion through $10.0 billion; and 0.195% of average net assets in excess of $10.0 billion.

For the fiscal year ended June 30, 2019, Government Portfolio paid a management fee of 0.18% of the fund's average net assets, and Term Portfolio paid a management fee of 0.22% of the fund's average net assets, after waivers.

The Adviser pays FIMM, FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for each fund is available in each fund's semi-annual report for the fiscal period ended December 31, 2018.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

Fidelity Distributors Corporation (FDC) distributes each fund's shares through CMC.

These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Each of Government Portfolio and Term Portfolio has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser will use its management fee to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. The Adviser pays FDC a monthly 12b-1 fee, all of which FDC pays CMC, as compensation for providing services intended to result in the sale of fund shares and/or shareholder support services, such as processing shareholder inquiries, account maintenance, and processing purchases, redemptions, transfers, and exchanges. The Adviser currently pays CMC, through FDC, a monthly 12b-1 fee according to the following schedule: 0.080% of average net assets through $2.0 billion; 0.070% of average net assets in excess of $2.0 billion through $6.0 billion; 0.065% of average net assets in excess of $6.0 billion through $10.0 billion; and 0.060% of average net assets in excess of $10.0 billion. Effective January 1, 2007, CMC voluntarily agreed to waive 0.005% of the 12b-1 fee paid to it by FDC. The Adviser, FDC, or CMC may, from time to time, agree to waive all or a portion of 12b-1 fees it receives with respect to each fund. Any such waiver would be voluntary, could be discontinued at any time and can decrease a fund's expenses and boost its performance. This arrangement may be discontinued at any time.

Please speak with your investment professional to learn more about any payments his or her firm may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any fees paid by the Adviser from its management fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC or CMC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC or CMC to sell shares of the funds to, or to buy shares of the funds from, any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Government Portfolio

Years ended June 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.021	.012	.004	.002	–A
Distributions from net investment income	(.021)	(.012)	(.004)	(.002)	–A
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	2.13%	1.19%	.42%	.22%	.02%
Ratios to Average Net AssetsC
Expenses before reductions	.23%	.23%	.23%	.24%	.24%
Expenses net of fee waivers, if any	.18%	.18%	.18%	.18%	.17%
Expenses net of all reductions	.18%	.18%	.18%	.18%	.17%
Net investment income (loss)	2.14%	1.19%	.42%	.24%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$6,132,802	$4,918,901	$4,690,506	$4,866,955	$3,643,774

A  Amount represents less than $.0005 per share.

B  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C  Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

Term Portfolio

Years ended June 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.68	$9.68	$9.68	$9.68	$9.68
Income from Investment Operations
Net investment income (loss)A	.225	.144	.078	.030	.008
Net realized and unrealized gain (loss)	–B	(.002)C	(.002)	–B	.001
Total from investment operations	.225	.142	.076	.030	.009
Distributions from net investment income	(.225)	(.142)	(.075)	(.030)	(.008)
Distributions from net realized gain	–	–	(.001)	–	(.001)
Total distributions	(.225)	(.142)	(.076)	(.030)	(.009)
Net asset value, end of period	$9.68	$9.68	$9.68	$9.68	$9.68
Total ReturnD	2.35%	1.48%	.78%	.31%	.09%
Ratios to Average Net AssetsE
Expenses before reductions	.24%	.24%	.26%	.26%	.26%
Expenses net of fee waivers, if any	.22%	.21%	.22%	.22%	.21%
Expenses net of all reductions	.22%	.21%	.22%	.22%	.21%
Net investment income (loss)	2.33%	1.49%	.81%	.31%	.08%
Supplemental Data
Net assets, end of period (000 omitted)	$3,970,509	$3,523,438	$2,745,545	$1,430,057	$1,683,467
Portfolio turnover rate	-%	-%	-%	-%	902%

A  Calculated based on average shares outstanding during the period.

B  Amount represents less than $.0005 per share.

C  The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

D  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E  Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

The Statute and the Code

If the Statute or the Code, or any legislation or regulations relating to those parameters change in the future, the Trustees may authorize corresponding changes in the instruments in which the funds may invest without first obtaining shareholder approval. Currently, the funds' investment limitations and the rulings, regulations, and interpretations to which the funds adhere allow the funds to invest only in the following instruments:

(i) Obligations of the United States or obligations fully guaranteed both as to principal and interest by the United States;

(ii) Obligations of the Federal Financing Bank, the Federal Farm Credit Bank, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Land Banks, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, Fannie Mae, the Government National Mortgage Association, the Federal Housing Administration, the Farmers Home Administration, and the United States Postal Service;

(iii) Obligations of the State of North Carolina and bonds and notes of any North Carolina local government or public authority;

(iv) Savings certificates issued by any savings and loan association organized under the laws of the State of North Carolina or by any federal savings and loan association having its principal office in North Carolina; provided that any principal amount of such certificate in excess of the amount insured by the federal government or any agency thereof, or by a mutual deposit guaranty association authorized by the Commissioner of Banks of the Department of Commerce of the State of North Carolina, be fully collateralized;

(v) Prime quality commercial paper bearing the highest rating of at least one nationally recognized rating service and not bearing a rating below the highest by any nationally recognized rating service which rates the particular obligation;

(vi) Bills of exchange or time drafts drawn on and accepted by a commercial bank and eligible for use as collateral by member banks in borrowing from a federal reserve bank, provided that the accepting bank or its holding company is either (a) incorporated in the State of North Carolina or (b) has outstanding publicly held obligations bearing the highest rating of at least one nationally recognized rating service and not bearing a rating below the highest by any nationally recognized rating service which rates the particular obligations;

(vii) Evidences of ownership of, or fractional undivided interests in, future interest and principal payments on either direct obligations of the United States Government or obligations the principal of and the interest on which are guaranteed by the United States, which obligations are held by a bank or trust company organized and existing under the laws of the United States or any state in the capacity of custodian; or

(viii) Repurchase agreements with respect to either direct obligations of the United States or obligations the principal of and the interest on which are guaranteed by the United States if entered into with a broker or dealer, as defined by the Securities Exchange Act of 1934, which is a dealer recognized as a primary dealer by a Federal Reserve Bank, or any commercial bank, trust company or national banking association, the deposits of which are insured by the FDIC or any successor thereof.

In addition, under the current Code, the Adviser may invest each fund's assets in securities with maturities of up to seven years.

Additional Index Information

Bloomberg Barclays U.S. 3-6 Month Treasury Bill Index is a market capitalization-weighted index of investment-grade, fixed-rate public obligations of the U.S. Treasury with remaining maturities from 3 up to (but not including) 6 months, excluding zero coupon strips.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity and CMC identify the entity.

A description of each fund's policies and procedures for disclosing its holdings is available in the funds' SAI.

You can obtain additional information about the funds. The funds' SAI includes more detailed information about the funds' investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The funds' annual and semi-annual reports also include additional information. Term Portfolio's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance. For a free copy of any of these documents or to request other information or ask questions about the funds, call CMC at 1-800-222-3232. In addition, existing participants may visit the web site at institutional.fidelity.com/nccmtnet for a free copy of a prospectus, SAI, annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03455

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity is a registered service mark of FMR LLC. © 2019 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.923812.109	NCX-PRO-0819

Fund	Ticker
Government Portfolio	NCCTX
Term Portfolio	XAOHX

Funds of The North Carolina Capital Management Trust

STATEMENT OF ADDITIONAL INFORMATION

August 29, 2019

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus or SAI, dated August 29, 2019, or an annual report, please call Capital Management of the Carolinas, L.L.C. (CMC) in Charlotte, North Carolina at 1-800-222-3232 or existing participants may visit the web site at institutional.fidelity.com/nccmtnet.

NCX-PTB-0819
1.923813.109

TABLE OF CONTENTS

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING, SELLING, AND EXCHANGING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACTS
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For Government Portfolio:

The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities) if, as a result, more than 5% of the fund's total assets would be invested in the securities of such issuer, provided, however, that in the case of certificates of deposit and bankers' acceptances up to 25% of the fund's total assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation.

For purposes of the fund's diversification limitation discussed above, certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

The fund may not purchase the securities of a company if such purchase, at the time thereof, would cause more than 5% of the value of the fund's total assets to be invested in securities of companies, which, including predecessors, have a record of less than three years' continuous operation.

For Term Portfolio:

The fund may not purchase the securities of any issuer (except the United States government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States) if, as a result: (a) more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that up to 25% of its total assets may be invested without regard to such 5% limitation, or (b) the fund would hold more than 10% of the voting securities of any issuer.

Senior Securities

For each fund:

The fund may not issue senior securities, except as permitted pursuant to the fundamental borrowing and loan investment limitations discussed below.

Short Sales

For each fund:

The fund may not make short sales of securities.

Margin Purchases

For Government Portfolio:

The fund may not purchase securities on margin (but the fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities).

For Term Portfolio:

The fund may not purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

Borrowing

For Government Portfolio:

The fund may not borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment) in an amount not to exceed one-third of the current value of the total assets of the fund (including the amount borrowed) less its liabilities (not including the amount borrowed) at the time the borrowing is made. (If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with the limitation. The fund will borrow only to facilitate redemptions requested by shareholders which might otherwise require untimely disposition of portfolio securities and will not purchase securities while borrowings are outstanding).

The fund's borrowing limitation discussed above is construed in conformity with the 1940 Act; accordingly, "3 days" means three business days, exclusive of Sundays and holidays.

For Term Portfolio:

The fund may not borrow money, except from a bank for temporary or emergency purposes and not for investment purposes, and then in an amount not exceeding 33 1/3% of the value of the fund's total assets at the time of borrowing; if at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with the limitation (the fund will not purchase securities for investment while borrowings equaling 5% or more of its total assets are outstanding).

The fund's borrowing limitation discussed above is construed in conformity with the 1940 Act; accordingly, "3 days" means three business days, exclusive of Sundays and holidays.

Pledging

For Government Portfolio:

The fund may not pledge assets, except that the fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with the fundamental borrowing investment limitation above.

For Term Portfolio:

The fund may not pledge, mortgage, or hypothecate its assets, except that, to secure borrowings permitted by the fundamental borrowing investment limitation above, it may pledge securities having a market value at the time of pledge not exceeding 33 1/3% of the value of the fund's total assets.

Underwriting

For Government Portfolio:

The fund may not act as an underwriter (except as it may be deemed such in a sale of restricted securities).

For Term Portfolio:

The fund may not underwrite any issue of securities, except to the extent that the purchase of bonds in accordance with the fund's investment objective, policies, and limitations, either directly from the issuer, or from an underwriter for an issuer, may be deemed to be underwriting.

Concentration

For Government Portfolio:

The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company (FMR) looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, the fund may invest in obligations of banks as permitted pursuant to North Carolina General Statute 159-30 (the Statute) and 20 North Carolina Administrative Code 3.0703 (the Code). FMR limits the fund's investments in domestic bank obligations to those banks having total assets in excess of one billion dollars and subject to regulation by the U.S. Government. FMR may also invest the fund's assets in certificates of deposit issued by banks insured by the FDIC having total assets of less than one billion dollars, provided that the fund will at no time own more than an aggregate of $100,000 in principal and interest obligations (or any higher principal amount or principal and interest which in the future may be fully covered by FDIC insurance) of any one such issuer.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

For Term Portfolio:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, FMR looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, FMR deems the financial services industry to include the group of industries within the financial services sector.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

For Government Portfolio:

The fund may not buy or sell real estate.

For Term Portfolio:

The fund may not purchase or sell real estate, but this shall not prevent the fund from investing in bonds or other obligations secured by real estate or interests therein.

Commodities

For Government Portfolio:

The fund may not buy or sell commodities, or commodity (futures) contracts.

For Term Portfolio:

The fund may not purchase or sell commodities or commodity contracts.

Loans

For Government Portfolio:

The fund may not make loans to other persons, except (i) by the purchase of debt obligations in which the fund is authorized to invest in accordance with its investment objective, and (ii) by engaging in "qualified repurchase agreements." In addition, the fund may lend its portfolio securities to broker-dealers or other institutional investors, provided that the borrower delivers cash or cash equivalent collateral to the fund and agrees to maintain such collateral so that it equals at least 100% of the value of the securities loaned. Any such securities loan may not be made if, as a result thereof, the aggregate value of all securities loaned exceeds 33 1/3% of the total assets of the fund.

For Term Portfolio:

The fund may not make loans, except (i) by the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations, and (ii) by engaging in repurchase agreements and loan transactions with respect to such debt obligations if, as a result thereof, not more than 33 1/3% of the fund's total assets (taken at current value) would be subject to loan transactions.

Securities of other Investment Companies

For each fund:

The fund may not purchase the securities of other investment companies or investment trusts.

Oil, Gas, and Mineral Exploration Programs

For each fund:

The fund may not invest in oil, gas, or other mineral exploration or development programs.

Put and Call Options

For Government Portfolio:

The fund may not write or purchase any put or call option.

For Term Portfolio:

The fund may not write or purchase any put or call options or any combinations thereof.

Investing for Control or Management

For Government Portfolio:

The fund may not invest in companies for the purpose of exercising control or management.

The fund may not purchase or retain the securities of any issuer, any of whose officers, directors, or securityholders is a Trustee, director, or officer of the fund or of its investment adviser, if or so long as the Trustees, directors, and officers of the fund and of its investment adviser together own beneficially more than 5% of any class of securities of such issuer.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Diversification

For Government Portfolio:

The fund does not currently intend to purchase a security (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that, with respect to certificates of deposit and bankers' acceptances, the fund may invest up to 10% of its total assets in the first tier securities of a single issuer for up to three business days.

For purposes of the fund's diversification limitation discussed above, certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

Borrowing

For Term Portfolio:

The fund does not currently intend to borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment) in an amount not to exceed one-third of the current value of the total assets of the fund (including the amount borrowed) less its liabilities (not including the amount borrowed) at the time the borrowing is made. (If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be promptly (within three days) reduced to the extent necessary to comply with the limitation. The fund will borrow only to facilitate redemptions requested by shareholders which might otherwise require untimely disposition of portfolio securities and will not purchase securities while borrowings are outstanding).

The fund's borrowing limitation discussed above is construed in conformity with the 1940 Act; accordingly, "three days" means three business days, exclusive of Sundays and holidays.

Illiquid Securities

For Government Portfolio:

The fund does not currently intend to purchase any security if, as a result, more than 5% of its total assets would be invested in securities that are deemed to be illiquid because they cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to it by the fund.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 5% of its total assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For Term Portfolio:

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund:

The fund does not currently intend to engage in securities lending and will do so only when the Trustees determine that it is advisable and appropriate.

In addition to each fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, each fund currently intends to comply with certain diversification limits imposed by Subchapter M.

Each fund's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the funds.

Affiliated Bank Transactions.  A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities  represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk. Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.

Borrowing.  Government Portfolio and Term Portfolio may borrow from banks. If Term Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.

Cash Management.  A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities or repurchase agreements. Generally, these securities offer less potential for gains than other types of securities.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion.  The trust, on behalf of the Fidelity® funds to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the funds. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Dollar-Weighted Average Maturity  is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration  is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

Financial Services Exposure.  Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

Hybrid and Preferred Securities.  A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments   means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of the fund's investments and monitors the extent of funds’ illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment’s liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund’s investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt.  The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Insolvency of Issuers, Counterparties, and Intermediaries.  Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Investment-Grade Debt Securities.  Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Money Market Securities  are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a fund.

Mortgage Securities  are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative”, Fannie Mae and Freddie Mac will start issuing uniform mortgage-backed securities (UMBS). UMBS will be eligible for delivery into the To-Be-Announced (TBA) market. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae® or Freddie Mac® security or held for investment. Freddie Mac’s legacy TBA-eligible securities have a 45-day remittance cycle and will not be directly eligible for delivery in settlement of a UMBS trade. Freddie Mac will offer investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS with a 55-day remittance period. The exchange offer includes compensation for the 10-day delay in receipt of payments. A fund’s ability to invest in UMBS to the same degree that the fund currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain.

While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, the effects of the issuance of UMBS on the mortgage-backed securities and TBA markets are uncertain and there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including a fund, to adapt to the issuance of UMBS. A fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls") that involves selling mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Municipal Securities  are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.

Put Features  entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

Reforms and Government Intervention in the Financial Markets.  Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of the 2008 economic downturn led the U.S. Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Reforms are ongoing and their effects are uncertain. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments.

The value of a fund's holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government or foreign governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted.

Repurchase Agreements  involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. Government Portfolio and Term Portfolio will engage in repurchase agreement transactions with a broker or dealer that is a dealer recognized as a primary dealer by the Federal Reserve Bank, or any commercial bank, trust company, or national banking association, the deposits of which are insured by the Federal Deposit Insurance Corporation (FDIC) or any successor thereof, provided that these parties' creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities (including Private Placements)   are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Sources of Liquidity or Credit Support.  Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Stripped Securities  are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Temporary Defensive Policies.  Term Portfolio reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.Government Portfolio reserves the right to hold a substantial amount of uninvested cash for temporary, defensive purposes.

Transfer Agent Bank Accounts.  Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities  provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is London Interbank Offered Rate (LIBOR), which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market). In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. While various regulators and industry bodies are working globally on transitioning to alternative rates, there remains uncertainty regarding the future utilization of the IBORs and the transition to, and the nature of, replacement rates. As such, the effect of a transition away from the IBORs on a fund and the financial instruments in which it invests cannot yet be determined. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund’s performance.

When-Issued and Forward Purchase or Sale Transactions  involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Under the Federal Housing Finance Agency’s “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA market, Fannie Mae and Freddie Mac expect to start issuing UMBS in place of their current separate offerings of TBA-eligible mortgage-backed securities. The effects of the issuance of UMBS on the TBA market are uncertain.

Zero Coupon Bonds  do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its net asset value per share (NAV), impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of a fund by FMR pursuant to authority contained in the management contract. To the extent that FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from FMR's policies, may apply to that fund, subject to applicable law.

FMR or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

Purchases and sales of equity securities on a securities exchange or over-the-counter (OTC) are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by a fund for any fixed-income security, the price paid by a fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of each fund. The Trustees also review the compensation paid by each fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

FMR.

The Selection of Securities Brokers and Dealers

FMR or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) to place or execute a fund's portfolio securities transactions. In selecting securities brokers, including affiliates of FMR, to execute a fund's portfolio securities transactions, FMR or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FMR's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, FMR or its affiliates may choose to execute an order using electronic channels, including broker sponsored algorithmic trading, internal crossing, or by verbally working an order with a broker. Other possibly relevant factors may include, but are not limited to, the following: price; costs; the size, nature, and type of the order; speed of execution; financial condition and reputation of the broker; broker-specific considerations (e.g., not all brokers may be able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security may be traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of brokerage and research products and services, if applicable and where allowed by law.

In seeking best qualitative execution for portfolio securities transactions, FMR or its affiliates may select a broker that uses a trading method, including algorithmic trading, for which the broker may charge a higher commission than its lowest available commission rate. FMR or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. FMR or its affiliates may execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of FMR or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant (FCM) is generally based on the overall quality of execution and other services provided by the FCM. FMR or its affiliates may choose to execute futures transactions electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FMR) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FMR or its affiliates.

Research Products and Services.  These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMR or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement FMR's or its affiliates' own research activities in providing investment advice to the funds.

Execution Services.  In addition, when permissible under applicable law, brokerage and research products and services may include, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services.  Although FMR or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in FMR's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FMR or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to FMR.  FMR's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, FMR or its affiliates may have an incentive to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on FMR’s or its affiliates’ funds interest in receiving most favorable execution. FMR and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively “unbundles” commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. In selecting brokers for executing transactions on behalf of the fund, the trading desks through which FMR or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the brokers' quality of execution and without any consideration of brokerage and research products and services the broker provides. Where commissions paid to a broker include both an execution commission and a research charge, while the broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion to a commission sharing arrangement (CSA) pool, also known as “soft dollars,” which is used to pay research expenses. (In some cases, FMR or its affiliates may request that a broker which is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid for from the CSA pool.) The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that FMR or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to FMR or its affiliates or have no explicit cost associated with them.

FMR's Decision-Making Process.  In connection with the allocation of fund brokerage, FMR or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to FMR or its affiliates, viewed in terms of the particular transaction for a fund or FMR's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which FMR or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage may not benefit all funds and certain funds may receive the benefit of the brokerage and research product or services obtained with other funds’ commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds may pay more proportionately of certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While FMR or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FMR, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by FMR or its affiliates outside of the European Union, these brokerage and research products and services assist FMR or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which FMR or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMR or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund’s commissions.

Research Contracts.  FMR or its affiliates have arrangements with certain third-party research providers and brokers through whom FMR or its affiliates effect fund trades, whereby FMR or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FMR or its affiliates may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMR or its affiliates, or that may be available from another broker. FMR's or its affiliates' determination to pay for research products and services separately is wholly voluntary on FMR's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union.  FMR and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as “MiFID II”, and the implementation of MiFID II within the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the “FCA”), where applicable.

For funds, or portions thereof, that are managed within the European Union by FMR UK will use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK will establish a research budget. The budget will be set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union. In this regard, research budgets are set by research need and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the European Union, external research may be paid using both CSA and an RPA. Determinations of what is eligible research and how costs are allocated will be made in accordance with FMR’s and its affiliates’ policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. The research charge paid on behalf of any one fund that uses an RPA may vary over time.

FMR UK will be responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK.

Impacted funds, like those funds that participate in CSA pools, may make payments to a broker that include both an execution commission and a research charge, but unlike CSAs (for which research charges may be retained by the broker and credited to the CSA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA will be used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, FMR or its affiliates may continue to charge those funds or investment accounts beyond the agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. In the event that assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year’s research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.

Commission Recapture

FMR or its affiliates may engage in brokerage transactions with brokers (who are not affiliates of FMR) who have entered into arrangements with FMR or its affiliates under which the broker may rebate a portion of the compensation paid by a fund (Commission Recapture Program). Not all brokers with whom a fund trades have been asked to participate in brokerage Commission Recapture Program.

Affiliated Transactions

FMR or its affiliates may place trades with certain brokers, including National Financial Services LLC (NFS) and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or affiliated, provided FMR or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the funds and subject to other applicable law. In addition, FMR or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, FMR or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than FMR or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although certain officers of each fund may have similar positions with certain other Fidelity® funds, investment decisions for each fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FMR to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Fidelity Investments Money Management, Inc. (FIMM).

The Selection of Securities Brokers and Dealers

FIMM or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) to place or execute a fund's portfolio securities transactions. In selecting securities brokers, including affiliates of FIMM, to execute a fund's portfolio securities transactions, FIMM or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FIMM's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager. Based on the factors considered, FIMM or its affiliates may choose to execute an order by using an electronic trading platform or by calling one or more dealers. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity provided by individual brokers; the reliability of a broker; the broker's overall trading relationship with FIMM or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the broker or dealer; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

The trading desks through which FIMM or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FIMM) that execute transactions for a fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FIMM or its affiliates.

Research Products and Services.  These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FIMM or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement FIMM's or its affiliates' own research activities in providing investment advice to the funds.

Execution Services.  In addition, when permissible under applicable law, brokerage and research products and services may include, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services.  Although FIMM or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services, they may use commission dollars to obtain certain products or services that are not used exclusively in FIMM's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FIMM or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to FIMM.  FIMM's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. To minimize the potential for conflicts of interest, the trading desks through which FIMM or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, certain of the brokerage and research products and services FIMM or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to FIMM or its affiliates or have no explicit cost associated with them. In addition, FIMM or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

FIMM's Decision-Making Process.  In connection with the allocation of fund brokerage, FIMM or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to FIMM or its affiliates, viewed in terms of the particular transaction for a fund or FIMM's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which FIMM or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage may not benefit the fund. While FIMM or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FIMM, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist FIMM or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which FIMM or its affiliates have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FIMM or its affiliates.

Research Contracts.  FIMM or its affiliates have arrangements with certain third-party research providers and brokers through whom FIMM or its affiliates effect fund trades, whereby FIMM or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FIMM or its affiliates may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FIMM or its affiliates, or that may be available from another broker. FIMM or its affiliates view hard dollar payments for research products and services as likely to reduce a fund's total commission costs. FIMM's or its affiliates' determination to pay for research products and services separately is wholly voluntary on FIMM's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Affiliated Transactions

FIMM or its affiliates may place trades with certain brokers, including NFS and Luminex, with whom they are under common control or affiliated, provided FIMM or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the funds and subject to other applicable law. In addition, FIMM or its affiliates may place trades with brokers that use NFS or FCC as a clearing agent.

The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-United States securities transactions, FIMM or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than FIMM or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although certain officers of each fund may have similar positions with certain other Fidelity® funds, investment decisions for each fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FIMM to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

For Term Portfolio, the following table shows the fund's portfolio turnover rate for the fiscal periods ended June 30, 2019 and 2018. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in FMR's investment outlook.

Turnover Rates	2019	2018
Term Portfolio	0%	0%

During the fiscal year ended June 30, 2019, Term Portfolio held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended June 30, 2019.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Term Portfolio	Barclays PLC	$ 39,973,632
	Citigroup, Inc.	$ 129,363,036
	Credit Suisse Group	$ 163,874,331
	JPMorgan Chase & Co.	$ 158,685,404
	Royal Bank of Canada	$190,036,546

For the fiscal years ended June 30, 2019, 2018, and 2017, each fund paid no brokerage commissions.

During the fiscal year ended June 30, 2019, each fund paid no brokerage commissions to firms for providing research or brokerage services.

During the twelve-month period ended March 31, 2019, each fund did not allocate brokerage commissions to firms for providing research or brokerage services.

VALUATION

The net asset value per share (NAV) is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (the Committee) to fulfill these responsibilities.

Term Portfolio.

Portfolio securities and assets held by the fund are valued as follows:

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. FMR engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Other portfolio securities and assets for which market quotations or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

Government Portfolio.

Portfolio securities and assets held by the fund are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.

At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

Generally, portfolio securities and assets held by an underlying money market central fund are valued as follows:

If quotations are not available, debt securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. FMR engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including market and trading activity, bid/ask quotes of brokers, and prices of similar securities.

Each fund's adviser reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING, SELLING, AND EXCHANGING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property, valued for this purpose as they are valued in computing each fund's NAV, if FMR determines it is in the best interests of the fund. Shareholders that receive securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Most investors in the funds will be "political subdivisions" of the State of North Carolina. Section 115(1) of the Internal Revenue Code, as amended (Internal Revenue Code), provides in part that gross income does not include income derived from the exercise of any essential governmental function and accruing to a state or any of its political subdivisions. The receipt of revenue from each fund for the benefit of a political subdivision investing in the fund may constitute an exercise of an essential governmental function. A portion of the earnings derived from funds that are subject to the arbitrage limitations or rebate requirements of the Internal Revenue Code may be required to be paid to the U.S. Treasury as computed in accordance with those requirements.

Although most investors in each fund will be tax-exempt entities, the information that follows pertains to taxable and tax-exempt investors who must account for income and gains that may result from certain shareholder transactions.

Dividends. Because each fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. Distributions by a fund to tax-advantaged retirement plan accounts are not taxable currently.

Capital Gain Distributions. Unless your shares of a fund are held in a tax-advantaged retirement plan, each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains. Government Portfolio may distribute any net realized capital gains once a year or more often (as legally permissible), as necessary.

State and Local Tax Issues. For mutual funds organized as business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. Government securities. Some states limit this pass-through to mutual funds that invest a certain amount in U.S. Government securities, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for this benefit. The tax treatment of your dividends from a fund will be the same as if you directly owned a proportionate share of the U.S. Government securities. Because the income earned on certain U.S. Government securities is exempt from state and local personal income taxes, the portion of dividends from a fund attributable to these securities will also be free from state and local personal income taxes. The exemption from state and local personal income taxation does not preclude states from assessing other taxes on the ownership of U.S. Government securities.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees two funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees.  The Board of Trustees has adopted a statement of policy that describes the experience, qualifications, attributes and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting; and (x) understanding of the economy of North Carolina and the financing needs of North Carolina counties and municipalities. The Board may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Board finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. The Board believes that each Trustee satisfied at the time he was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Board of Trustees may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments may be considered by a professional search firm and the Board of Trustees. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function.  Robert L. Powell is an Independent Trustee and currently serves as Chairman. The Trustees have determined that an independent Chairman is appropriate and benefits shareholders. In his capacity as Chairman, Mr. Powell (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees; and (ii) with management, prepares agendas for Board meetings. The Independent Trustees also meet regularly in executive session.

The Trustees oversee two funds that are offered exclusively to certain governmental entities of the State of North Carolina. The Trustees primarily operate as a full Board, but have also established one standing committee, the Audit Committee, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the funds' activities is exercised primarily through the full Board, but also through the Audit Committee. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, and the funds' Treasurer and portfolio management personnel, make periodic reports to the Board and Audit Committee, as appropriate. The responsibilities of the Audit Committee, including its oversight responsibilities, are described further under "Audit Committee."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Don Haile (1941)

Year of Election or Appointment: 2012

Trustee

Mr. Haile serves as a member of the Board of Directors of St. Vincent College and the North Carolina Symphony Society, Inc., and as an Advisory Board Member for the Penn State College of Information Services and Technology. Prior to his retirement, Mr. Haile was a Venture Partner for Volition Capital LLC (formerly, Fidelity Ventures) (2005-2011) and was Chief Information Officer (1999-2005) and Senior Vice President and General Manager (2005-2007) for FMR Corp. (diversified financial services company).

Robert A. Litterst (1959)

Year of Election or Appointment: 2014

Trustee

Mr. Litterst currently serves as a director of Beacon Trust Company (2015-present). Mr. Litterst was the Chief Investment Officer of the Money Market Group at Fidelity Management & Research Company (investment adviser firm, 2011-2014) and a portfolio manager at FMR LLC (diversified financial services company, 1991-2014). Mr. Litterst also previously served as the portfolio manager for The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2003-2011).

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust, CMC, or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

John H. Grigg (1961)

Year of Election or Appointment: 2018

Trustee

Mr. Grigg is a Managing Director of Fidus Partners, LLC (investment banking, 2005-present) and Fidus Securities, LLC (broker-dealer, 2005-present), a Partner and member of the Investment Committee of Fidus Investment Advisors, LLC (2011-present), and a member of the Board of Directors of Fidus Group Holdings, LLC (financial services, 2015-present). Previously, Mr. Grigg served as a Member of the Advisory Board of the funds (2018), a Managing Director of First Union Securities, Inc. (financial services, 1998-1999), served in various positions including Managing Director and Partner with Bowles Hollowell Conner & Co. (investment banking, 1989-1998), and worked in the investment banking group at Merrill Lynch & Co. (financial services, 1987-1989).

Arrington H. Mixon (1960)

Year of Election or Appointment: 2017

Trustee

Ms. Mixon is on the Board of TIAA, FSB (formerly EverBank Financial Corporation) (banking and financial services, 2017-present) and a member of the Risk, Credit, and Trust Committees. She is also a member of the Investment Committee of Foundation for the Carolinas (2016-present), Chair of the Board of Trustees of Christ Church Foundation, Board Chair of the Women’s Impact Fund and a member of the Board of Trustees of the George Washington Foundation. Previously, Ms. Mixon served as a member of the Board of Directors and Audit Committee and Chair of the Risk Committee of EverBank Financial Corporation (2013-2017) and a member of the Board of Directors of Women's Impact Fund (2008-2013). She was a Senior Program Officer of The Leon Levine Foundation (2011-2018) and Portfolio Manager of L&L Management (financial planning, 2011-2018). She held a variety of positions at Bank of America Corporation (banking and financial services, 1982-2009), including as an executive in Enterprise Credit Risk (2007-2009), an executive in Global Portfolio Strategies (2005-2007), and the Managing Director of European Global Markets (2002-2005).

Robert L. Powell (1949)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Powell is a retired Senior Advisor for Cansler Fuquay Solutions, Inc. (consulting firm). Previously, Mr. Powell served as Chairman (2017-2018) and a member (2010-2018) of the board of directors of the North Carolina State University Investment Fund, North Carolina State Controller (2001-2008) and a member of the Board of Directors of the State Employees' Supplemental Retirement Board (2003-2009).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Nati Davidi (1971)

Year of Election or Appointment: 2016

Assistant Secretary

Ms. Davidi serves as Vice President and Associate General Counsel (2013-present) and is an employee of Fidelity Investments (1999-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2014

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2019

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

J. Calvin Rivers, Jr. (1945)

Year of Election or Appointment: 2001

Vice President

Mr. Rivers also serves as President of Capital Management of the Carolinas, L.L.C. Previously, Mr. Rivers served as a Director of Bojangle's Inc. (fast-food restaurant chain, 2001-2007) and a Director of the Board of Trustees of the Teachers' and State Employees' Retirement System (2002-2005).

The Board of Trustees meets periodically throughout the year to facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. The Board of Trustees conducts the majority of its business with the full board in attendance but has established one standing committee.

Audit Committee. The members of the Audit Committee are Independent Trustees. The Audit Committee is composed of Ms. Mixon (Chair), and Messrs. Grigg and Powell. At least one committee member will be an "audit committee expert" as defined by the SEC. The committee normally meets four times a year, or as required, in conjunction with meetings of the Board of Trustees. The committee meets separately, at least annually, with the trust's outside auditors. The committee has direct responsibility for the appointment, compensation and oversight of the work of any outside auditors employed by the trust. The committee assists the Trustees in fulfilling their responsibility to oversee: (i) the trust's auditors and the annual audits of the trust's financial statements; (ii) the systems of internal accounting and financial controls of the trust and the trust's service providers (to the extent such controls impact the trust's financial statements); (iii) the financial reporting processes of the trust; and (iv) the accounting policies and disclosures of the trust. It is responsible for approving, in advance, the provision by any outside auditor of any auditing services and any permitted non-audit services for the trust and the trust's affiliated service providers, approving all audit engagement fees and terms for the trust, resolving disagreements between the trust and any outside auditor regarding the trust's financial reporting, and has sole authority to hire or fire any auditor. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the trust and any service providers consistent with the rules of the Public Accounting Oversight Board. The committee will also receive information on the qualifications of key personnel of the trust's outside auditors. It oversees and receives reports on the trusts service providers' internal controls and reviews the adequacy and effectiveness of the trust's service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the trust's ability to record, process, summarize, and report financial data; (ii) any change in the trust's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting and any material weakness in such internal controls, and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the trust's or service providers' internal control over financial reporting. The committee reviews, at least annually, a report from the outside auditor describing any material issues raised by the most recent internal quality control or peer review of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm, and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the trust's financial reporting process, will discuss with management, the trust's Treasurer and outside auditors, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the trust, and will review with management, the trust's Treasurer and outside auditors the results of audits of the trust's financial statements. The committee will review periodically the trust's major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee will regularly review with the Board of Trustees issues with respect to the trust's investment compliance procedures, the code of ethics, and anti-money laundering compliance. During the fiscal year ended June 30, 2019, the committee held four meetings.

The trust does not have a nominating or compensation committee; such matters are considered by the full Board of Trustees, including the Independent Trustees, or, when applicable, by only the Independent Trustees. The Board of Trustees will consider nominees for Trustees recommended by shareholders. Recommendations should be submitted to the Independent Trustees in care of the Secretary of the trust.

The Trustees and officers of each fund are not eligible investors in the funds. As of June 30, 2019, therefore, the Trustees and officers of each fund did not own any of the outstanding shares of the funds.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2018.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	DonHaile	Robert A.Litterst
Government Portfolio	none	none
Term Portfolio	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none	none

Independent Trustees
DOLLAR RANGE OF FUND SHARES	John H.Grigg	Arrington H.Mixon	Robert L.Powell
Government Portfolio	none	none	none
Term Portfolio	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none	none	none

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended June 30, 2019.

Compensation Table(1)
AGGREGATE COMPENSATION FROM A FUND	John H.Grigg(2)	Arrington H.Mixon	Robert L.Powell
Government Portfolio	$15,356	$29,461	$37,246
Term Portfolio	$9,644	$20,539	$25,754
TOTAL COMPENSATION FROM THE FUND COMPLEX	$25,000	$ 50,000	$63,000

(1)  Don Haile and Robert A. Litterst, who are interested persons of the trust, do not receive any compensation from Government Portfolio or Term Portfolio or other investment companies in the Fund Complex (in this case, the group of funds for which FMR or any of its affiliates serves as an investment adviser) for their services as Trustees. Mr. Haile and Mr. Litterst are compensated by FMR.

(2)   Mr. Grigg served as a Member of the Advisory Board of The North Carolina Capital Management Trust from April 1, 2018 through October 25, 2018. Mr. Grigg serves as a Trustee of The North Carolina Capital Management Trust effective October 26, 2018.

As of June 30, 2019, the following owned of record and/or beneficially 5% or more (up to and including 25%) of the outstanding shares:

Fund Name	Owner Name	City	State	Ownership %
Government Portfolio	CITY OF CHARLOTTE	CHARLOTTE	NC	8.18%

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FIMM, FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FMR, FIMM, FMR UK, FMR H.K., FMR Japan, Fidelity Distributors Corporation (FDC), and the funds have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of the fund who are also employees of FMR and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of each fund's management contract, each fund is responsible for payment of all expenses other than those specifically payable by FMR. Expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders and all other expenses of proxy solicitations and shareholder meetings, legal expenses, fees of the custodian, auditor, and interested Trustees, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. FMR also pays all fees associated with transfer agency services and pricing and bookkeeping services.

Each fund pays the following expenses: fees and expenses of the Independent Trustees, interest, taxes, and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable.

Management Fees.

For the services of FMR under each management contract, each fund pays FMR a monthly management fee at the annual rate of 0.275% of the fund’s average net assets through $1.0 billion; 0.245% of the fund’s average net assets in excess of $1.0 billion through $2.0 billion; 0.215% of the fund’s average net assets in excess of $2.0 billion through $6.0 billion; 0.205% of average net assets in excess of $6.0 billion through $10.0 billion; and 0.195% of average net assets in excess of $10.0 billion, throughout the month.

The management fee paid to FMR by each fund is reduced by an amount equal to the fees and expenses paid by the fund to the Independent Trustees.

The following table shows the amount of management fees paid by a fund to FMR for the past three fiscal years. In addition, the table shows the amount of waivers reducing management fees.

Fund	Fiscal Years Ended June 30	Amount of Waivers Reducing Management Fees	Management Fees Paid to Investment Adviser
Government Portfolio	2019	$2,968,663	$13,061,613
	2018	$2,800,757	$11,803,523
	2017	$2,820,704	$11,786,128
Term Portfolio	2019	$656,105	$9,237,712
	2018	$955,916	$7,868,598
	2017	$648,077	$5,331,267

During the reporting period, FMR voluntarily agreed to waive a portion of each fund’s management fee.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Adviser - FIMM. On behalf of each fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing investments for the fund. FMR, and not the fund, pays FIMM's fees.

Sub-Advisers - FMR UK, FMR H.K., and FMR Japan. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. On behalf of each fund, FMR has entered into a sub-advisory agreement with FMR UK. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-advisers.

Kevin Gaffney is co-manager of Term Portfolio and does not receive compensation for his services to this fund. Maura Walsh is co-manager of Term Portfolio and does not receive compensation for her services to this fund. As of June 30, 2019, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of each portfolio manager’s fund(s) and account(s) measured within a custom peer group assigned to each fund or account, and (ii) the investment performance of FMR taxable money market funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to his or her tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his or her tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his or her tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a custom peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, "Proprietary Accounts"). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Mr. Gaffney as of June 30, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$299,581	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Term Portfolio ($4,002 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of June 30, 2019, the dollar range of shares of Term Portfolio beneficially owned by Mr. Gaffney was none.

The following table provides information relating to other accounts managed by Ms. Walsh as of June 30, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	11	1	2
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$153,354	$1,382	$1,355
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Term Portfolio ($4,002 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of June 30, 2019, the dollar range of shares of Term Portfolio beneficially owned by Ms. Walsh was none.

PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity generally will oppose the election of directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

3. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

4. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

In these guidelines, we outline our views about corporate governance and how we evaluate and express our views about the governance of a company in ways that are intended to maximize long-term shareholder value. In addition, environmental and social issues are generally incorporated into our evaluation of a company.

Fidelity generally will vote in a manner consistent with management’s recommendation on shareholder proposals concerning environmental or social issues, as it generally believes that management and the board are in the best position to determine how to address these matters. In certain cases, however, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. For example, Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues such as equal employment, and board and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may choose not to vote if "echo voting" is not operationally practical. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XII. Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

• Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

- For a large-capitalization company, burn rate higher than 1.5%.

- For a small-capitalization company, burn rate higher than 2.5%.

- For a micro-capitalization company, burn rate higher than 3.5%.

• Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

• Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

• Micro-capitalization company means a company with market capitalization under US $300 million.

• Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

• Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

FDC in turn has entered into a distribution and service agent agreement with CMC, headquartered in Charlotte, NC. Under the terms of the agreement, CMC has assumed from FDC primary responsibility for the distribution of each fund's shares.

The Trustees have approved Distribution and Service Plans with respect to shares of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow shares of the funds and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

The Plan adopted for each fund is described in the prospectus.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR will use its management fee to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services.

Pursuant to each Plan, FMR pays FDC a monthly 12b-1 fee at an annual rate according to the following schedule: 0.080% of average net assets through $2.0 billion; 0.070% of average net assets in excess of $2.0 billion through $6.0 billion; 0.065% of average net assets in excess of $6.0 billion through $10.0 billion; and 0.060% of average net assets in excess of $10.0 billion. In turn, pursuant to each distribution and service agent agreement, FDC pays CMC a monthly 12b-1 fee at an annual rate according to the following schedule: 0.080% of average net assets through $2.0 billion; 0.070% of average net assets in excess of $2.0 billion through $6.0 billion; 0.065% of average net assets in excess of $6.0 billion through $10.0 billion; and 0.060% of average net assets in excess of $10.0 billion. Average net assets are determined at the close of business on each day throughout the month. Effective January 1, 2007, CMC voluntarily agreed to waive 0.005% of the 12b-1 fee paid to them by FDC. FMR, FDC, or CMC may voluntarily waive 12b-1 fees from time to time. These arrangements may be discontinued at any time.

For the fiscal year ended June 30, 2019, FMR paid FDC 12b-1 fees of $4,922,282, of which FDC paid CMC $2,764,427 on behalf of Government Portfolio and $2,157,855 on behalf of Term Portfolio.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of each agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives an asset-based fee, calculated and paid monthly on the basis of average daily net assets, with respect to each account in a fund.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreements, FSC calculates the NAV and dividends for shares and maintains each fund's portfolio and general accounting records.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

FMR bears the cost of transfer agency services and pricing and bookkeeping services under the terms of its management contract with each fund.

DESCRIPTION OF THE TRUST

Trust Organization. Government Portfolio and Term Portfolio are funds of The North Carolina Capital Management Trust, an open-end management investment company created under an initial declaration of trust dated April 26, 1982. On August 31, 2016, Government Portfolio changed its name from Cash Portfolio to Government Portfolio. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of its funds.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust shall include a provision limiting the obligations created thereby to the trust and its assets.

The Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each share they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by a vote of shareholders of the trust or the fund. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

Custodians. Wells Fargo Bank, 420 Montgomery St., San Francisco, California, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York Mellon, headquartered in New York, also may serve as special purpose custodian of certain assets of taxable funds in connection with repurchase agreement transactions. JPMorgan Chase Bank, headquartered in New York, also may serve as special purpose custodian of certain assets of taxable funds in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of each fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for each fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

Term Portfolio will provide a full list of holdings monthly on institutional.fidelity.com 30 days after month-end. This information will be available on the web site until updated for the next applicable period.

Government Portfolio will provide a full list of holdings as of the last day of the previous month on institutional.fidelity.com. This information will be provided monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

Government Portfolio may from time to time make full holdings available more frequently, including daily, if such disclosure is determined by FMR to be in the interest of fund shareholders. A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics, or holdings information with respect to a specific security or company. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of a fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of a fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of a fund.

FMR’s Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity fund prior to such fund’s public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity fund’s portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: a fund's trustees; a fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; and third parties in connection with a bankruptcy proceeding relating to a fund holding. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the funds will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the funds' SAI.

There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended June 30, 2019, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity is a registered service mark of FMR LLC. © 2019 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

The North Carolina Capital Management Trust
Post-Effective Amendment No. 69

PART C.  OTHER INFORMATION

Item 28.

Exhibits

(a)

(1)

Amended and Restated Declaration of Trust dated November 1, 1987, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 28.

(2)

Supplement to the Declaration of Trust, dated October 18, 1993, is incorporated herein by reference as Exhibit 1(a) to Post-Effective Amendment No. 28.

(b)

Bylaws of the Trust, as amended and dated January 7, 2003, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 45.

(c)

Not applicable.

(d)

(1)

Amended and Restated Management Contract, dated August 1, 2008, between The North Carolina Capital Management Trust: Term Portfolio and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 50.

(2)

Amended and Restated Management Contract, dated August 1, 2008, between The North Carolina Capital Management Trust: Cash Portfolio (currently known as Government Portfolio) and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 50.

(3)

Sub-Advisory Agreement, dated January 1, 1991, between FMR Texas Inc. (currently known as Fidelity Investments Money Management, Inc.) and The North Carolina Capital Management Trust: Cash Portfolio (currently known as Government Portfolio) is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 28.

(4)

Sub-Advisory Agreement, dated January 1, 1999, between Fidelity Management & Research Company and Fidelity Investments Money Management, Inc., on behalf of The North Carolina Capital Management Trust: Term Portfolio is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 39.

(5)

Sub-Advisory Agreement, dated September 9, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Hong Kong) Limited, and The North Carolina Capital Management Trust: Cash Portfolio (currently known as Government Portfolio) is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 50.

(6)

Sub-Advisory Agreement, dated September 9, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Hong Kong) Limited, and The North Carolina Capital Management Trust: Term Portfolio is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 50.

(7)

Amended and Restated Sub-Advisory Agreement, dated December 1, 2014, between Fidelity Management & Research Company and Fidelity Management & Research (Japan) Limited, and The North Carolina Capital Management Trust: Cash Portfolio (currently known as Government Portfolio) is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 61.

(8)

Amended and Restated Sub-Advisory Agreement, dated December 1, 2014, between Fidelity Management & Research Company and Fidelity Management & Research (Japan) Limited, and The North Carolina Capital Management Trust: Term Portfolio is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 61.

(9)

Amended and Restated Sub-Advisory Agreement, dated April 1, 2015, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Limited, and The North Carolina Capital Management Trust: Cash Portfolio (currently known as Government Portfolio) is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 61.

(10)

Amended and Restated Sub-Advisory Agreement, dated April 1, 2015, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Limited, and The North Carolina Capital Management Trust: Term Portfolio is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 61.

(e)

(1)

General Distribution Agreement, dated April 30, 1997, between The North Carolina Capital Management Trust and Fidelity Distributors Corporation, on behalf of Cash Portfolio (currently known as Government Portfolio) is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 36.

(2)

General Distribution Agreement, dated April 30, 1997, between The North Carolina Capital Management Trust and Fidelity Distributors Corporation, on behalf of Term Portfolio is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 36.

(f)

Non-interested Trustees’ Deferred Compensation Plan dated June 15, 1992, and amended as of November 15, 2000, for The North Carolina Capital Management Trust is incorporated herein by reference to Exhibit (f)(1) of Post-Effective Amendment No. 42.

(g)

Custodian Agreement, between the Registrant and First Union National Bank of North Carolina (currently known as Wells Fargo Bank) dated December 6, 1991, is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 30.

(h)

Not applicable.

(i)

Legal Opinion of Dechert LLP dated August 20, 2019, is filed herein as Exhibit (i).

(j)

Consent of PricewaterhouseCoopers LLP, dated August 20, 2019, is filed herein as Exhibit (j).

(k)

Not applicable.

(l)

Not applicable.

(m)

(1)

Amended and Restated Distribution and Service Plan, dated July 24, 2008, between The North Carolina Capital Management Trust: Term Portfolio and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 49.

(2)

Amended and Restated Distribution and Service Plan, dated July 24, 2008, between The North Carolina Capital Management Trust: Cash Portfolio (currently known as Government Portfolio) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 49.

(3)

Distribution and Service Agent Agreement, dated August 1, 2008, between Fidelity Distributors Corporation and Capital Management of the Carolinas, LLC, on behalf of The North Carolina Capital Management Trust: Cash Portfolio (currently known as Government Portfolio) is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 50.

(4)

Distribution and Service Agent Agreement, dated August 1, 2008, between Fidelity Distributors Corporation and Capital Management of the Carolinas, LLC, on behalf of The North Carolina Capital Management Trust: Term Portfolio is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 50.

(n)

Not applicable.

(p)

(1)

The 2018 Code of Ethics, adopted by each fund and Fidelity Management & Research Company, Fidelity Investments Money Management, Inc., Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FMR Investment Management (U.K.) Limited, and Fidelity Distributors Corporation pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(1) of Fidelity Commonwealth Trust’s (File No. 002-52322) Post-Effective Amendment No. 150.

Item 29.

Trusts Controlled by or under Common Control with this Trust

The Board of Trustees of the Trust is not the same as the board of the Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its investment adviser. The officers of the Trust are elected separately and are different from those of the Fidelity funds.  The Trust takes the position that it is not under common control with the Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 30.

Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, “disabling conduct”), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. (“FIIOC”) is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1)

any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC’s performance under the Transfer Agency Agreement; or

(2)

any claim, demand, action or suit (except to the extent contributed to by FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC’s acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC’s acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC’s acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31.

Business and Other Connections of Investment Adviser(s)

(1) FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held the following positions of a substantial nature during the past two fiscal years.

Abigail P. Johnson	Chairman of the Board of certain Trusts; Chairman of the Board and Director of FMR and FMRC; President, Chief Executive Officer, Chairman and Director of FMR LLC.
Peter S. Lynch	Vice Chairman and Director of FMR and FMRC and a member of the Advisory Board of funds advised by FMR.
Stephen C. Neff	President SelectCo, LLC (2018), Fidelity Management & Research Company (2019), FMR Co., Inc. (2019) Director of FIMM and SelectCo, LLC (2018).
Kevin M. Meagher

Chief Compliance Officer of FMR (2018), FMRC (2018), FIMM (2018), SelectCo, LLC (2018), FMR H.K. (2018), FMR Japan (2018), FMR Investment Management (UK) Limited (2018), FIAM (2018), and Strategic Advisers LLC (2018).

William C. Coffey	Senior Vice President, Secretary and Chief Legal Counsel FMR and FMRC (2018); Chief Legal Officer FMR Japan, FMR H.K, and FMR U.K (2018); Secretary FIMM and SelectCo, LLC (2018).
John J. Remondi	Director of FMR, FMRC, and FIMM; Director and Executive Vice President of FMR LLC.
Eric C. Green	Assistant Treasurer of FMR, FMRC, Strategic Advisers LLC, FIMM, SelectCo, LLC, and Fidelity Distributors Corporation; Executive Vice President, Tax and Assistant Treasurer of FMR LLC.
Peter D. Stahl	Secretary of FDC, FMR LLC, and Strategic Advisers LLC; Assistant Secretary of FMR, FMRC, FRAC, FIMM, and SelectCo.
Kenneth B. Robins	Compliance Officer of FMR and FMRC.
Christopher Rimmer

Treasurer of FMR, FMRC, FIMM, FMR H.K., FMR Japan, SelectCo, LLC, and Strategic Advisers LLC (2018); President and Director FMR Capital Inc. (2018). Previously served as Chief Accounting Officer FMR LLC (2018).

 (2) FIDELITY MANAGEMENT & RESEARCH (HONG KONG) LIMITED (FMR H.K.)

FMR H.K. provides investment advisory services to other investment advisers. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Sharon Yau Lecornu	Chief Executive Officer, Executive Director, Director of Investment Services – Asia, and Director.
William Francis Shanley III	Director of FMR Japan and FMR H.K.
Christopher J. Seabolt	Director of FMR H.K. and FMR U.K. (2017).
Adrian James Tyerman	Compliance Officer FMR H.K. and FMR U.K., Anti-Money Laundering Compliance Officer of FMR Investment Management (U.K.) Limited.
William C. Coffey	Senior Vice President, Secretary and Chief Legal Counsel FMR and FMRC (2018); Chief Legal Officer FMR Japan, FMR H.K, and FMR U.K (2018); Secretary FIMM and SelectCo, LLC (2018).
Kevin M. Meagher

Chief Compliance Officer of FMR (2018), FMRC (2018), FIMM (2018), SelectCo, LLC (2018), FMR H.K. (2018), FMR Japan (2018), FMR Investment Management (UK) Limited (2018), FIAM (2018), and Strategic Advisers LLC (2018).

Christopher Rimmer

Treasurer of FMR, FMRC, FIMM, FMR H.K., FMR Japan, SelectCo, LLC, and Strategic Advisers LLC (2018); President and Director FMR Capital Inc. (2018). Previously served as Chief Accounting Officer FMR LLC (2018).

(3) FIDELITY MANAGEMENT & RESEARCH (JAPAN) LIMITED (FMR JAPAN)

FMR Japan provides investment advisory services to other investment advisers.  The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Timothy M. Cohen	Director of FMR Japan; Executive Vice President SelectCo, LLC (2019).
Joseph DeSantis	Director of FMR Japan and Director of FMR U.K. (2018).
Rieko Hirai	Director of FMR Japan.
Kirk Roland Neureiter	Director of FMR Japan.
William Francis Shanley III	Director of FMR Japan and FMR H.K.
Koichi Iwabuchi	Compliance Officer of FMR Japan (2017).
Kevin M. Meagher

Chief Compliance Officer of FMR (2018), FMRC (2018), FIMM (2018), SelectCo, LLC (2018), FMR H.K. (2018), FMR Japan (2018), FMR Investment Management (UK) Limited (2018), FIAM (2018), and Strategic Advisers LLC (2018).

William C. Coffey	Senior Vice President, Secretary and Chief Legal Counsel FMR and FMRC (2018); Chief Legal Officer FMR Japan, FMR H.K, and FMR U.K (2018); Secretary FIMM and SelectCo, LLC (2018).
Christopher Rimmer

Treasurer of FMR, FMRC, FIMM, FMR H.K., FMR Japan, SelectCo, LLC, and Strategic Advisers LLC (2018); President and Director FMR Capital Inc. (2018). Previously served as Chief Accounting Officer FMR LLC (2018).

Yojiro Sugimoto	Statutory Auditor of FMR Japan.

(4) FMR INVESTMENT MANAGEMENT (U.K.) LIMITED (FMR U.K.)

FMR U.K. provides investment advisory services to other investment advisers.  The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Mark D. Flaherty

Director FMR Investment Management (U.K.) Limited.
Joseph DeSantis	Director of FMR Japan and Director of FMR U.K. (2018).
Markus K. Eichacker	Director of FMR U.K. (2017).
Paula Kienert	Director of FMR U.K.
Jamie Pagliocco	Director of FMR U.K. (2018).
Christopher J. Seabolt	Director of FMR H.K. and FMR U.K. (2017).
Adrian James Tyerman	Compliance Officer FMR H.K. Anti-Money Laundering Compliance Officer of FMR Investment Management (U.K.) Limited.
Mark Sullivan	Director of FMR Investment Management (U.K.) Limited (2018).
Matthew Born	Director of FMR Investment Management (U.K.) Limited (2018).
Andrew Boyd	Director of FMR Investment Management (U.K.) Limited (2018).
Kevin M. Meagher

Chief Compliance Officer of FMR (2018), FMRC (2018), FIMM (2018), SelectCo, LLC (2018), FMR H.K. (2018), FMR Japan (2018), FMR Investment Management (UK) Limited (2018), FIAM (2018), and Strategic Advisers LLC (2018).

(5) FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (FIMM)

FIMM serves as investment adviser to a number of investment companies. FIMM may also provide investment advisory services to other investment advisers. The directors and officers have held the following positions of a substantial nature during the past two fiscal years.

Stephen C. Neff	President SelectCo, LLC (2018), Fidelity Management & Research Company (2019), FMR Co., Inc. (2019) Director of FIMM and SelectCo, LLC (2018).
Nancy Prior	President and Director of FIMM. Previously served as Director of FMR U.K. (2018).
Adrien Deberghes	Executive Vice President of FIMM.
Lisa Goulemas	Chief Operating Officer of FIMM.
Kevin M. Meagher

Chief Compliance Officer of FMR (2018), FMRC (2018), FIMM (2018), SelectCo, LLC (2018), FMR H.K. (2018), FMR Japan (2018), FMR Investment Management (UK) Limited (2018), FIAM (2018), and Strategic Advisers LLC (2018).

William C. Coffey	Senior Vice President, Secretary and Chief Legal Counsel FMR and FMRC (2018); Chief Legal Officer FMR Japan, FMR H.K, and FMR U.K (2018); Secretary FIMM and SelectCo, LLC (2018).
Michael Kearney	Treasurer of FIMM, FMR LLC, and Fidelity Distributors Corporation (2017); Assistant Treasurer of FMRC (2017).
Eric C. Green	Assistant Treasurer of FMR, FMRC, Strategic Advisers LLC, FIMM, SelectCo, LLC, and Fidelity Distributors Corporation; Executive Vice President, Tax and Assistant Treasurer of FMR LLC.
John J. Remondi	Director of FMR, FMRC, and FIMM; Director and Executive Vice President of FMR LLC.
Peter D. Stahl	Secretary of FDC, FMR LLC, and Strategic Advisers LLC; Assistant Secretary of FMR, FMRC, FRAC, FIMM, and SelectCo.
Christopher Rimmer

Treasurer of FMR, FMRC, FIMM, FMR H.K., FMR Japan, SelectCo, LLC, and Strategic Advisers LLC (2018); President and Director FMR Capital Inc. (2018). Previously served as Chief Accounting Officer FMR LLC (2018).

Principal business addresses of the investment adviser, sub-advisers and affiliates.

Fidelity Management & Research Company (FMR)
245 Summer Street
Boston, MA 02210

FMR Co., Inc. (FMRC)
245 Summer Street
Boston, MA 02210

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.)
Floor 19, 41 Connaught Road Central
Hong Kong

Fidelity Management & Research (Japan) Limited (FMR Japan)
245 Summer Street
Boston, MA 02210

FMR Investment Management (U.K.) Limited (FMR U.K.)
245 Summer Street
Boston, MA 02210

Fidelity SelectCo, LLC (SelectCo)
6501 S. Fiddler’s Green Circle Ste 300 – 600
Greenwood Village, CO 80111

Fidelity Investments Money Management, Inc. (FIMM)
245 Summer Street
Boston, MA 02210

FIL Investment Advisors (FIA)
Pembroke Hall
42 Crow Lane
Pembroke HM19, Bermuda

FIL Investment Advisors (UK) Limited (FIA(UK))
Oakhill House,
130 Tonbridge Road,
Hildenborough, TN11 9DZ, United Kingdom

FIL Investments (Japan) Limited (FIJ)
Tri Seven Roppongi
7-7-7 Roppongi, Minato-ku,
Tokyo, Japan 106-0032

Strategic Advisers LLC
245 Summer Street
Boston, MA 02210

FMR LLC
245 Summer Street
Boston, MA 02210

Fidelity Distributors Corporation (FDC)
900 Salem Street
Smithfield, RI 02917

Item 32.

Principal Underwriters

(a)

Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate, as well as Fidelity Commodity Strategy Central Fund and Fidelity Series Commodity Strategy Fund.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Judy A. Marlinski	President (2017)	None
Robert F. Bachman	Executive Vice President	None
Eric C. Green	Assistant Treasurer	None
Natalie Kavanaugh	Chief Legal Officer	None
Philip Rothman	Chief Compliance Officer	None
Michael Lyons	Chief Financial Officer	None
Brian C. McLain	Assistant Secretary	None
Judy A. Marlinski	Director	None
Timothy Mulcahy	Director (2017)	None
Matthew DePiero	Director (2018)	None
Michael Kearney	Treasurer (2017)	None
Peter D. Stahl	Secretary	None

*  900 Salem Street, Smithfield, RI

(c)

Not applicable.

Item 33.

Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, MA 02210, or the funds’ custodian, or special purpose custodian, as applicable, Wells Fargo Bank, 420 Montgomery St., San Francisco, CA.

Item 34.

Management Services

Not applicable.

Item 35.

Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 69 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 27th day of August 2019.

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST

By	/s/Laura M. Del Prato
Laura M. Del Prato, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Laura M. Del Prato		President and Treasurer	August 27, 2019
Laura M. Del Prato

/s/John J. Burke III		Chief Financial Officer	August 27, 2019
John J. Burke III

/s/John H. Grigg	*	Trustee	August 27, 2019
John H. Grigg

/s/Don Haile	*	Trustee	August 27, 2019
Don Haile

/s/Robert A. Litterst	*	Trustee	August 27, 2019
Robert A. Litterst

/s/Arrington H. Mixon	*	Trustee	August 27, 2019
Arrington H. Mixon

/s/Robert L. Powell	*	Trustee	August 27, 2019
Robert L. Powell

*  By: /s/Megan C. Johnson
         Megan C. Johnson, pursuant to a power of attorney dated January 1, 2019 filed herewith.

POWER OF ATTORNEY

We, the undersigned Trustees of the North Carolina Capital Management Trust (the “Fund”) hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving the Funds and hereby constitute and appoint Thomas C. Bogle, John V. O’Hanlon, Robert W. Helm, Megan C. Johnson, and Anthony H. Zacharski, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Fund on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission.  We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.  This power of attorney is effective for all documents filed on or after January 1, 2019.

WITNESS our hands on this first day of January 1, 2019.

/s/John H. Grigg

John H. Grigg

/s/Don Haile

Don Haile

/s/Robert A. Litterst

Robert A. Litterst

/s/Arrington H. Mixon

Arrington H. Mixon

/s/Robert L. Powell

Robert L. Powell